EXHIBIT (10)(k)

SEVERANCE AGREEMENT
(Tier 1)

THIS SEVERANCE AGREEMENT (this “Agreement”), dated as of _________________ is made and entered by and between CTS Corporation, an Indiana corporation (the “Company”), and ________________ (the “Executive”).

WITNESSETH:

WHEREAS, the Executive is a senior executive or a key employee of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives and key employees, including the Executive, applicable in the event of a Change in Control;

WHEREAS, the Company wishes to ensure that its senior executives and key employees are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the ongoing employ of the Company.

NOW, THEREFORE, the Company and the Executive agree as follows:

1.     Certain Defined Terms. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

(a)     “Base Pay” means the Executive’s annual base salary at a rate not less than the Executive’s annual fixed or base compensation as in effect for the Executive immediately prior to the occurrence of a Change in Control or such higher rate as may be determined from time to time by the Board or a committee thereof.

(b)     “Board” means the Board of Directors of the Company.

(c)     “Cause” means that, prior to any termination pursuant to Section 3(b), the Executive:

(i)     has been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

(ii)     has intentionally and wrongfully damaged property of the Company or any Subsidiary;

(iii)     has intentionally and wrongfully disclosed secret processes, trade secrets or confidential information of the Company or any Subsidiary; or

(iv)     has intentionally and wrongfully engaged in any Competitive Activity; and any such act has been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive will be deemed to be “intentional” if it was due primarily to an error in judgment or negligence, and will be deemed to be “intentional” only if done or omitted to be done by the Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive will not be deemed to have been terminated for “Cause” hereunder unless and until there is delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive committed an act constituting “Cause” as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

(d)     “Change in Control” means the occurrence during the Term of any of the following events:

(i)     the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of aggregate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding Voting Stock of the Company (including, for this purpose, any Voting Stock of the Company acquired prior to the Term); provided, however, that for purposes of this Section 1(d)(i), the following will not be deemed to result in a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below), (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary and any change in the percentage ownership of Voting Stock of the Company that results from such acquisition, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (I), (II) and (III) of Section 1(d)(iii); or

(ii)     individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual becoming a Director as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (collectively, an “Election Contest”); or

(iii)     consummation of (A) a reorganization, merger or consolidation of the Company, or (B) a sale or other disposition of all or substantially all of the assets of the Company, (such reorganization, merger, consolidation or sale each, a “Business Combination”), unless, in each case, immediately following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 75% of the then outstanding shares of common stock and the combined voting power of the then outstanding Voting Stock of the Company entitled to vote generally in the election of Directors of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (II) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (III) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)     approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (I), (II) and (III) of Section 1(d)(iii).

(e)     “Competitive Activity” means the Executive’s participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise’s sales of any product or service competitive with any product or service of the Company amounted to 25% of such enterprise’s net sales for its most recently completed fiscal year and if the Company’s net sales of said product or service amounted to 25% of the Company’s net sales for its most recently completed fiscal year. “Competitive Activity” does not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.

(f)     “Employee Benefits” means the perquisites, benefits and service credit for benefits as provided under any and all employee benefit, including retirement income and welfare benefit, policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, restricted stock, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company, providing perquisites, benefits and service credit for benefits at least as great in the aggregate as are payable thereunder prior to a Change in Control.

(g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)     “Incentive Pay” means an annual amount equal to not less than the greater of: (i) the average aggregate annual bonus, incentive or other payments of cash compensation, in addition to Base Pay, made or to be made in regard to services rendered during the three consecutive fiscal years immediately preceding the fiscal year in which the Change in Control occurred pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company, or any successor thereto (including, without limitation, any matching cash payment made with respect to restricted stock awards vesting during such three-year period), providing benefits at least as great as the benefits payable thereunder prior to a Change in Control or (ii) the Target Annual Incentive Pay. “Target Annual Incentive Pay” means the target incentive pay for the Executive’s position as set forth in the CTS Corporation Management Incentive Plan for the fiscal year in which the Change in Control occurred (without regard to any amendment to such Plan made subsequent to a Change in Control which adversely affects in any manner the benefits or amounts payable thereunder) and calculated with respect to the Executive’s Base Pay or, if the Management Incentive Plan is no longer in effect, the target annual cash incentive compensation, in addition to Base Pay, to be paid in regard to services rendered during the fiscal year in which the Change in Control occurred as set forth in the Company’s annual budget for such fiscal year.

(i)     “Retirement Plans” means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in the aggregate as are payable thereunder prior to a Change in Control.

(j)     “Severance Period” means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the third anniversary of the occurrence of the Change in Control, or (ii) the Executive’s death; provided, however, that on each anniversary of the Change in Control, the Severance Period will automatically be extended for an additional year unless, not later than 90 calendar days prior to such anniversary date, either the Company or the Executive gives written notice to the other that the Severance Period is not to be so extended.

(k)     “Subsidiary” means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock.

(l)     “Term” means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on ______________, or (ii) the expiration of the Severance Period; provided, however, that (A) commencing on ______________ and each ____________ thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than ______________ of the immediately preceding year, the Company or the Executive gives written notice that it or the Executive, as the case may be, does not wish to have the Term extended; and (B) subject to the last sentence of Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an employee of the Company and any Subsidiary, thereupon without further action the Term will be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(l), the Executive will not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of Executive’s employment between the Company and any Subsidiary, or among any Subsidiaries.

(m)     “Termination Date” means the date on which the Executive’s employment is terminated (the effective date of which will be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b)).

(n)     “Voting Stock” means securities entitled to vote generally in the election of directors.

2.     Operation of Agreement. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement will become immediately operative, including without limitation, for purposes of the last sentence of Section 9 notwithstanding that the Term may have theretofore expired.

3.     Termination Following a Change in Control. (a) In the event of the occurrence of a Change in Control, the Executive’s employment may be terminated by the Company during the Severance Period and the Executive will be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

(i)     The Executive’s death;

(ii)     The Executive becoming permanently disabled within the meaning of, and beginning to actually receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, Executive immediately prior to the Change in Control; or

(iii)     Cause.

If, during the Severance Period, the Executive’s employment is terminated by the Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

(b)     In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

(i)     Failure to elect or reelect or otherwise to maintain the Executive in the office or the position, or a substantially equivalent or better office or position, of or with the Company and/or a Subsidiary, as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a member of the Board of Directors of the Company (or any successor thereto) if the Executive was a Director of the Company immediately prior to the Change in Control;

(ii)     (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control, (B) a reduction in the aggregate of the Executive’s Base Pay and Incentive Pay received from the Company and any Subsidiary, or (C) the termination or denial of the Executive’s rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

(iii)     A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided the determination was made in good faith and, in all events, will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive’s performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

(iv)     The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (directly or by operation of law) assumed all duties and obligations of the Company under this Agreement pursuant to Section 11(a);

(v)     The Company requires the Executive to have his principal location of work changed to any location that is in excess of 35 miles from the location thereof immediately prior to the Change in Control, or requires the Executive to travel away from his office in the course of performing his responsibilities or duties attached to his position at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of Executive in any of the three full years immediately prior to the Change in Control without, in either case, his prior written consent;

(vi)     Without limiting the generality or effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach; or

(vii)     Without limiting the generality or effect of the foregoing, any Change in Control that results in (A) the Company’s Voting Stock ceasing to be (x) registered under Section 12 of the Exchange Act or (y) listed on the New York Stock Exchange or (z) authorized for quotation on the Nasdaq National Market System, or (B) the Company no longer being required to file periodic reports with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act, shall be conclusively presumed to give rise to the Executive’s right to terminate employment pursuant to subsections (ii) and (iii) of this Section 3(b).

(c)     A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) that entitles the Executive to the benefits provided by Section 4 will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company providing Employee Benefits, which rights will be governed by the terms thereof; provided, however, that if the Executive also becomes entitled to receive severance payments under any employment or severance agreement (other than this Agreement), then the Executive’s termination payments under this Agreement shall be reduced by any corresponding payments made to the Executive under such other agreement. For the avoidance of doubt, payments made as reimbursement or in lieu of perquisite benefits, for outplacement advice or for relocation of the type described in Paragraphs (4), (5), (6) and (7) of Annex A to this Agreement shall not be considered as corresponding to severance payments calculated with respect to Base Pay or Incentive Pay, or any multiple thereof.

4.     Severance Compensation. (a) If, following the occurrence of a Change in Control, the Executive’s employment is terminated by the Company during the Severance Period other than pursuant to Sections 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to Section 3(b), the Company will pay to the Executive (or other Person as appropriate) as severance benefits the appropriate amounts described on Annex A within five business days after the Termination Date and will continue to provide to the Executive the continuing and other benefits described on Annex A for the periods described therein.

(b)     Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite “prime rate” as quoted from time to time during the relevant period in the Midwest Edition of The Wall Street Journal. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.

(c)     If Executive’s employment is terminated by the Company following a Change in Control for any reason other than pursuant to Sections 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to Section 3(b), notwithstanding anything to the contrary contained in this Agreement or in the CTS Corporation Management Incentive Plan, the Company will pay in cash to the Executive a lump sum amount equal to (a) the Executive’s target incentive pay for Executive’s position under the CTS Corporation Management Incentive Plan for the year in which the Termination Date occurs, and (b) prorated on the basis of the ratio of the number of months of the Executive’s participation during the applicable performance period to which the incentive pay related to the aggregate number of months in such performance period, taking into account service rendered through the payment date. Such payment shall be made within five business days after the Termination Date.

(d)     Notwithstanding anything to the contrary contained in this Agreement or in any applicable plan, program or agreement, immediately upon the occurrence of a Change in Control, all equity awards (including restricted stock awards, stock options and appreciation rights) held by the Executive will become fully vested and any risk of forfeiture and prohibitions or restrictions on transfer pertaining to any restricted shares granted to the Executive will lapse and all stock options held by the Executive will become fully exercisable.

(e)     Notwithstanding any provision of this Agreement to the contrary, the parties’ respective rights and obligations under this Section 4 and under Sections 5, 7 and 8 will survive any termination or expiration of this Agreement or the termination of the Executive’s employment following a Change in Control for any reason whatsoever.

5.     Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding, but subject to Section 5(h), in the event that this Agreement becomes operative and it is determined (as hereafter provided) that any payment or distribution by the Company or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on, or the vesting or exercisability of, any of the foregoing (a “Payment”), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) (or any successor provision thereto) by reason of being considered “contingent on a change in ownership or control” of the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the “Excise Tax”), the Executive will be entitled to receive an additional payment or payments (collectively, a “Gross-Up Payment”); provided, however, that no Gross-up Payment will be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code (“ISO”) granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment will be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

(b)     Subject to the provisions of Section 5(f), all determinations required to be made under this Section 5, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by the Company to the Executive and the amount of such Gross-Up Payment, if any, will be made by a nationally recognized accounting firm (the “Accounting Firm”) selected by the Executive in his sole discretion. The Executive will direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company will pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it will, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an “Underpayment”), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 5(f) and the Executive thereafter is required to make a payment of any Excise Tax, the Executive will direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment will be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

(c)     The Company and the Executive will each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Section 5(b). Any determination by the Accounting Firm as to the amount of the Gross-Up Payment will be binding upon the Company and the Executive.

(d)     The federal, state and local income or other tax returns filed by the Executive will be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive will make proper payment of the amount of any Excise Payment, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive’s federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive will, within five business days, pay to the Company the amount of such reduction.

(e)     The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 5(b) will be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company will reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

(f)     The Executive will notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification will be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive will further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive will not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive will:

(i)     provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

(ii)     take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

(iii)     cooperate with the Company in good faith in order effectively to contest such claim; and

(iv)     permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company will bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and will indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Section 5(f), the Company will control all proceedings taken in connection with the contest of any claim contemplated by this Section 5(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company determines; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company will advance the amount of such payment to the Executive on an interest-free basis and will indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company’s control of any such contested claim will be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(g)     If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), the Executive receives any refund with respect to such claim, the Executive will (subject to the Company’s complying with the requirements of Section 5(f)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), a determination is made that the Executive will not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of any such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 5.

6.     No Mitigation Obligation. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the penultimate sentence of Paragraph 2 set forth on Annex A.

7.     Legal Fees and Expenses. It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive’s rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive’s choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive’s entering into an attorney-client relationship with such counsel and, in that connection, the Company and the Executive agree that a confidential relationship will exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys’ and related fees and expenses incurred by the Executive in connection with any of the foregoing, regardless of amount.

8.     Competitive Activity. During a period ending one year following the Termination Date, if the Executive has received or is receiving benefits under Section 4, the Executive will not, without the prior written consent of the Company, which consent will not be unreasonably withheld, engage in any Competitive Activity.

9.     Employment Rights. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary following the commencement of any discussion with a third person that ultimately results in a Change in Control will be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

10.     Withholding of Taxes. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any law or government regulation or ruling.

11.     Successors and Binding Agreement. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the “Company” for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

(b)     This Agreement will inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

(c)     This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive’s right to receive payments hereunder is not assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive’s will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company will have no liability to pay any amount so attempted to be assigned, transferred or delegated.

12.     Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

13.     Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Indiana, without giving effect to the principles of conflict of laws of such State.

14.     Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

15.     Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

16.     Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

17.     Prior Agreement. This Agreement amends and restates the Agreement, dated as of _______________ (the “Prior Agreement”), between CTS Corporation and the Executive, which Prior Agreement will, without further action, be superseded as of the date first above written.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

CTS CORPORATION

By

Annex A

Severance Compensation

(1)     A lump sum payment in an amount equal to three (3) times the sum of (A) Base Pay (at the rate in effect immediately prior to the Change in Control or, if greater, the average Base Pay over the three years prior to the Termination Date), plus (B) Incentive Pay (determined in accordance with the standards set forth in Section 1(h)).

(2)     For a period of 36 months following the Termination Date (the “Continuation Period”), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation, restricted stock or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code under the Company’s medical, dental and other group health plans, or successor plans, the Executive’s “qualifying event” will be the termination of the Continuation Period and the Executive will be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 6, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive’s Termination Date, and any such benefits actually received by the Executive will be reported by the Executive to the Company.

(3)     In addition to the retirement, supplemental executive retirement, and other benefits, if any, to which the Executive is entitled under the Company’s Retirement Plans, a lump sum payment in an amount equal to the excess of (x) the actuarial present value of the retirement, medical, life and other benefits to which the Executive would have been entitled under the Retirement Plans, without regard to any amendment to the Retirement Plans made subsequent to a Change in Control which affects in any way the computation of retirement or welfare benefits thereunder in a manner adverse to the Executive, if the Executive had continued to be employed, and had been credited with age and service credits for all purposes under the Retirement Plans, through the Continuation Period, and to have received during such Continuation Period the Executive’s Base Pay (as determined in Paragraph 1 of this Annex A) and Incentive Pay (as determined in Paragraph 1 of this Annex A); and provided that (i) to the extent that a cash bonus earned under the 1988 Restricted Stock and Cash Bonus Plan (as amended and restated on May 9, 1997) and payable upon a Change in Control is not otherwise included in determining the Executive’s compensation for purposes of calculating the amount of the Executive’s aggregate benefits under the Company’s Salaried Employees’ Pension Plan and Excess Retirement Benefit Plan, the amount of such cash bonus shall be included in determining compensation for purposes of such plans in the calculations under this subparagraph (x), and (ii) the calculations under this subparagraph (x) shall be made as if the Executive were fully vested in such benefits, over (y) the actuarial present value of the retirement, medical, life and other benefits that the Executive is entitled to receive (either immediately or on a deferred basis) under the Retirement Plans. For purposes of this subsection, “actuarial present value” will be determined by applying a discount factor equal to the annual rate of interest provided by 30-year Treasury securities, determined for the second calendar month preceding the first day of the Plan Year which includes the date on which the distribution is paid, and by using the mortality table as prescribed in Revenue Ruling 2001-62.

(4)     In lieu of the Executive’s right, if any, to receive benefits constituting “perquisites” (other than as set forth in Paragraphs (5), (6) and (7) below), including annual physicals, tax return preparation and car allowances, a lump sum payment in an amount equal to $__________.

(5)     An amount up to $_________ for outplacement services that are obtained during the Continuation Period by a firm selected by the Executive.

(6)     Reimbursement for fees and expenses incurred during the Continuation Period by the Executive in seeking legal, tax and estate planning advice in connection with the regular operation of this Agreement and the payment of benefits and amounts hereunder. The benefits and payments provided pursuant to this Paragraph 6 shall be in addition to, and not in lieu or in limitation of, the right to reimbursement of amounts payable pursuant to Section 7 of this Agreement.

(7)     Reimbursement for relocation expenses incurred by the Executive for any relocation made during the Continuation Period on a basis consistent with the Company’s relocation policies and practices for senior executives, as in effect immediately prior to the Change in Control.

SEVERANCE AGREEMENT
(Tier 2)

THIS SEVERANCE AGREEMENT (this “Agreement”), dated as of _______________ is made and entered by and between CTS Corporation, an Indiana corporation (the “Company”), and _______________ (the “Executive”).

WITNESSETH:

WHEREAS, the Executive is a senior executive or a key employee of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives and key employees, including the Executive, applicable in the event of a Change in Control;

WHEREAS, the Company wishes to ensure that its senior executives and key employees are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the ongoing employ of the Company.

NOW, THEREFORE, the Company and the Executive agree as follows:

1.     Certain Defined Terms. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

(a)     “Base Pay” means the Executive’s annual base salary at a rate not less than the Executive’s annual fixed or base compensation as in effect for the Executive immediately prior to the occurrence of a Change in Control or such higher rate as may be determined from time to time by the Board or a committee thereof.

(b)     “Board” means the Board of Directors of the Company.

(c)     “Cause” means that, prior to any termination pursuant to Section 3(b), the Executive:

(i)     has been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

(ii)     has intentionally and wrongfully damaged property of the Company or any Subsidiary;

(iii)     has intentionally and wrongfully disclosed secret processes, trade secrets or confidential information of the Company or any Subsidiary; or

(iv)     has intentionally and wrongfully engaged in any Competitive Activity;

and any such act has been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive will be deemed to be “intentional” if it was due primarily to an error in judgment or negligence, and will be deemed to be “intentional” only if done or omitted to be done by the Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive will not be deemed to have been terminated for “Cause” hereunder unless and until there is delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive committed an act constituting “Cause” as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

(d)     “Change in Control” means the occurrence during the Term of any of the following events:

(i)     the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of aggregate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding Voting Stock of the Company (including, for this purpose, any Voting Stock of the Company acquired prior to the Term); provided, however, that for purposes of this Section 1(d)(i), the following will not be deemed to result in a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below), (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary and any change in the percentage ownership of Voting Stock of the Company that results from such acquisition, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (I), (II) and (III) of Section 1(d)(iii); or

(ii)     individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual becoming a Director as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (collectively, an “Election Contest”); or

(iii) consummation of (A) a reorganization, merger or consolidation of the Company, or (B) a sale or other disposition of all or substantially all of the assets of the Company, (such reorganization, merger, consolidation or sale each, a “Business Combination”), unless, in each case, immediately following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 75% of the then outstanding shares of common stock and the combined voting power of the then outstanding Voting Stock of the Company entitled to vote generally in the election of Directors of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (II) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (III) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)     approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (I), (II) and (III) of Section 1(d)(iii).

(e)     “Competitive Activity” means the Executive’s participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise’s sales of any product or service competitive with any product or service of the Company amounted to 25% of such enterprise’s net sales for its most recently completed fiscal year and if the Company’s net sales of said product or service amounted to 25% of the Company’s net sales for its most recently completed fiscal year. “Competitive Activity” does not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.

(f)     “Employee Benefits” means the perquisites, benefits and service credit for benefits as provided under any and all employee benefit, including retirement income and welfare benefit, policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, restricted stock, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company, providing perquisites, benefits and service credit for benefits at least as great in the aggregate as are payable thereunder prior to a Change in Control.

(g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)     “Incentive Pay” means an annual amount equal to not less than the greater of: (i) the average aggregate annual bonus, incentive or other payments of cash compensation, in addition to Base Pay, made or to be made in regard to services rendered during the three consecutive fiscal years immediately preceding the fiscal year in which the Change in Control occurred pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company, or any successor thereto (including, without limitation, any matching cash payment made with respect to restricted stock awards vesting during such three-year period), providing benefits at least as great as the benefits payable thereunder prior to a Change in Control or (ii) the Target Annual Incentive Pay. “Target Annual Incentive Pay” means the target incentive pay for the Executive’s position as set forth in the CTS Corporation Management Incentive Plan for the fiscal year in which the Change in Control occurred (without regard to any amendment to such Plan made subsequent to a Change in Control which adversely affects in any manner the benefits or amounts payable thereunder) and calculated with respect to the Executive’s Base Pay or, if the Management Incentive Plan is no longer in effect, the target annual cash incentive compensation, in addition to Base Pay, to be paid in regard to services rendered during the fiscal year in which the Change in Control occurred as set forth in the Company’s annual budget for such fiscal year.

(i)     “Retirement Plans” means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in the aggregate as are payable thereunder prior to a Change in Control.

(j)     “Severance Period” means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) the Executive’s death.

(k)     “Subsidiary” means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock.

(l)     “Term” means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on ________________, or (ii) the expiration of the Severance Period; provided, however, that (A) commencing on ________________ and each ____________ thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than ____________ of the immediately preceding year, the Company or the Executive gives written notice that it or the Executive, as the case may be, does not wish to have the Term extended; and (B) subject to the last sentence of Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an employee of the Company and any Subsidiary, thereupon without further action the Term will be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(l), the Executive will not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of Executive’s employment between the Company and any Subsidiary, or among any Subsidiaries.

(m)     “Termination Date” means the date on which the Executive’s employment is terminated (the effective date of which will be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b)).

(n)     “Voting Stock” means securities entitled to vote generally in the election of directors.

2.     Operation of Agreement. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement will become immediately operative, including without limitation, for purposes of the last sentence of Section 9 notwithstanding that the Term may have theretofore expired.

3.     Termination Following a Change in Control. (a) In the event of the occurrence of a Change in Control, the Executive’s employment may be terminated by the Company during the Severance Period and the Executive will be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

(i)     The Executive’s death;

(ii)     The Executive becoming permanently disabled within the meaning of, and beginning to actually receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, Executive immediately prior to the Change in Control; or

(iii)     Cause.

If, during the Severance Period, the Executive’s employment is terminated by the Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

(b)     In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

(i)     Failure to elect or reelect or otherwise to maintain the Executive in the office or the position, or a substantially equivalent or better office or position, of or with the Company and/or a Subsidiary, as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a member of the Board of Directors of the Company (or any successor thereto) if the Executive was a Director of the Company immediately prior to the Change in Control;

(ii)     (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control, (B) a reduction in the aggregate of the Executive’s Base Pay and Incentive Pay received from the Company and any Subsidiary, or (C) the termination or denial of the Executive’s rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

(iii)     A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided the determination was made in good faith and, in all events, will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive’s performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

(iv)     The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (directly or by operation of law) assumed all duties and obligations of the Company under this Agreement pursuant to Section 11(a);

(v)     The Company requires the Executive to have his principal location of work changed to any location that is in excess of 35 miles from the location thereof immediately prior to the Change in Control, or requires the Executive to travel away from his office in the course of performing his responsibilities or duties attached to his position at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of Executive in any of the three full years immediately prior to the Change in Control without, in either case, his prior written consent;

(vi)     Without limiting the generality or effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach; or

(vii)     Without limiting the generality or effect of the foregoing, any Change in Control that results in (A) the Company’s Voting Stock ceasing to be (x) registered under Section 12 of the Exchange Act or (y) listed on the New York Stock Exchange or (z) authorized for quotation on the Nasdaq National Market System, or (B) the Company no longer being required to file periodic reports with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act, shall be conclusively presumed to give rise to the Executive’s right to terminate employment pursuant to subsections (ii) and (iii) of this Section 3(b).

(c)     A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) that entitles the Executive to the benefits provided by Section 4 will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company providing Employee Benefits, which rights will be governed by the terms thereof; provided, however, that if the Executive also becomes entitled to receive severance payments under any employment or severance agreement (other than this Agreement), then the Executive’s termination payments under this Agreement shall be reduced by any corresponding payments made to the Executive under such other agreement.

4.     Severance Compensation. (a) If, following the occurrence of a Change in Control, the Executive’s employment is terminated by the Company during the Severance Period other than pursuant to Sections 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to Section 3(b), the Company will pay to the Executive (or other Person as appropriate) as severance benefits the appropriate amounts described on Annex A within five business days after the Termination Date and will continue to provide to the Executive the continuing and other benefits described on Annex A for the periods described therein.

(b)     Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite “prime rate” as quoted from time to time during the relevant period in the Midwest Edition of The Wall Street Journal. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.

(c)     If Executive’s employment is terminated by the Company following a Change in Control for any reason other than pursuant to Sections 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to Section 3(b), notwithstanding anything to the contrary contained in this Agreement or in the CTS Corporation Management Incentive Plan, the Company will pay in cash to the Executive a lump sum amount equal to (a) the Executive’s target incentive pay for Executive’s position under the CTS Corporation Management Incentive Plan for the year in which the Termination Date occurs, and (b) prorated on the basis of the ratio of the number of months of the Executive’s participation during the applicable performance period to which the incentive pay related to the aggregate number of months in such performance period, taking into account service rendered through the payment date. Such payment shall be made within five business days after the Termination Date.

(d)     Notwithstanding anything to the contrary contained in this Agreement or in any applicable plan, program or agreement, immediately upon the occurrence of a Change in Control, all equity awards (including restricted stock awards, stock options and appreciation rights) held by the Executive will become fully vested and any risk of forfeiture and prohibitions or restrictions on transfer pertaining to any restricted shares granted to the Executive will lapse and all stock options held by the Executive will become fully exercisable.

(e)     Notwithstanding any provision of this Agreement to the contrary, the parties’ respective rights and obligations under this Section 4 and under Sections 5, 7 and 8 will survive any termination or expiration of this Agreement or the termination of the Executive’s employment following a Change in Control for any reason whatsoever.

5.     Limitation on Payments and Benefits. Notwithstanding any provision of this Agreement to the contrary, if any amount or benefit to be paid or provided under this Agreement would be an “Excess Parachute Payment,” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision thereto, but for the application of this sentence, then the payments and benefits to be paid or provided under this Agreement will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after-tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision thereto, any tax imposed by any comparable provision of state law, and any applicable federal, state and local income and employment taxes). Whether requested by the Executive or the Company, the determination of whether any reduction in such payments or benefits to be provided under this Agreement or otherwise is required pursuant to the preceding sentence will be made at the expense of the Company by the Company’s independent accountants. The fact that the Executive’s right to payments or benefits may be reduced by reason of the limitations contained in this Section 5 will not of itself limit or otherwise affect any other rights of the Executive other than pursuant to this Agreement. In the event that any payment or benefit intended to be provided under this Agreement or otherwise is required to be reduced pursuant to this Section 5, the Executive will be entitled to designate the payments and/or benefits to be so reduced in order to give effect to this Section 5. The Company will provide the Executive with all information reasonably requested by the Executive to permit the Executive to make such designation. In the event that the Executive fails to make such designation within 10 business days of the Termination Date, the Company may effect such reduction in any manner it deems appropriate.

6.     No Mitigation Obligation. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the penultimate sentence of Paragraph 2 set forth on Annex A.

7.     Legal Fees and Expenses. It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive’s rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive’s choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive’s entering into an attorney-client relationship with such counsel and, in that connection, the Company and the Executive agree that a confidential relationship will exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys’ and related fees and expenses incurred by the Executive in connection with any of the foregoing, regardless of amount.

8.     Competitive Activity. During a period ending one year following the Termination Date, if the Executive has received or is receiving benefits under Section 4, the Executive will not, without the prior written consent of the Company, which consent will not be unreasonably withheld, engage in any Competitive Activity.

9.     Employment Rights. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary following the commencement of any discussion with a third person that ultimately results in a Change in Control will be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

10.     Withholding of Taxes. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any law or government regulation or ruling.

11.     Successors and Binding Agreement. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the “Company” for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

(b)     This Agreement will inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

(c)     This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive’s right to receive payments hereunder is not assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive’s will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company will have no liability to pay any amount so attempted to be assigned, transferred or delegated.

12.     Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

13.     Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Indiana, without giving effect to the principles of conflict of laws of such State.

14.     Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

15.     Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

16.     Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

17.     Prior Agreement. This Agreement amends and restates the Agreement, dated as of ________________ (the “Prior Agreement”), between CTS Corporation and the Executive, which Prior Agreement will, without further action, be superseded as of the date first above written.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

CTS CORPORATION

By

Annex A

Severance Compensation

(1)     A lump sum payment in an amount equal to one and one half (1.5) times the sum of (A) Base Pay (at the rate in effect immediately prior to the Change in Control or, if greater, the average Base Pay over the three years prior to the Termination Date), plus (B) Incentive Pay (determined in accordance with the standards set forth in Section 1(h)).

(2)     For a period of 12 months following the Termination Date (the “Continuation Period”), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation, restricted stock or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code under the Company’s medical, dental and other group health plans, or successor plans, the Executive’s “qualifying event” will be the termination of the Continuation Period and the Executive will be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 6, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive’s Termination Date, and any such benefits actually received by the Executive will be reported by the Executive to the Company.

    (3)        In addition to the retirement, supplemental executive retirement, and other benefits, if any, to which the Executive is entitled under the Company’s Retirement Plans, a lump sum payment in an amount equal to the excess of (x) the actuarial present value of the retirement, medical, life and other benefits to which the Executive would have been entitled under the Retirement Plans, without regard to any amendment to the Retirement Plans made subsequent to a Change in Control which affects in any way the computation of retirement or welfare benefits thereunder in a manner adverse to the Executive, if the Executive had continued to be employed, and had been credited with age and service credits for all purposes under the Retirement Plans, through the Continuation Period, and to have received during such Continuation Period the Executive’s Base Pay (as determined in Paragraph 1 of this Annex A) and Incentive Pay (as determined in Paragraph 1 of this Annex A); and provided that (i) to the extent that a cash bonus earned under the 1988 Restricted Stock and Cash Bonus Plan (as amended and restated on May 9, 1997) and payable upon a Change in Control is not otherwise included in determining the Executive’s compensation for purposes of calculating the amount of the Executive’s aggregate benefits under the Company’s Salaried Employees’ Pension Plan and Excess Retirement Benefit Plan, the amount of such cash bonus shall be included in determining compensation for purposes of such plans in the calculations under this subparagraph (x), and (ii) the calculations under this subparagraph (x) shall be made as if the Executive were fully vested in such benefits, over (y) the actuarial present value of the retirement, medical, life and other benefits that the Executive is entitled to receive (either immediately or on a deferred basis) under the Retirement Plans. For purposes of this subsection, “actuarial present value” will be determined by applying a discount factor equal to the annual rate of interest provided by 30-year Treasury securities, determined for the second calendar month preceding the first day of the Plan Year which includes the date on which the distribution is paid, and by using the mortality table as prescribed in Revenue Ruling 2001-62.

(4)     An amount up to $__________ for outplacement services that are obtained during the Continuation Period by a firm selected by the Executive.